EXHIBIT 99.1

CUSIP# 678046 10 3 NYSE Amex: BQI

NEWS RELEASE

DATE: Sept. 12, 2011

Oilsands Quest cancels $60 million rights offering

CALGARY, ALBERTA – Oilsands Quest Inc. (NYSE Amex: BQI) (“Oilsands Quest,” “OQI” or “the Company”) has cancelled its $60 million rights offering that was to expire today, September 12. Oilsands Quest is working with a third party on a potential transaction that would change the Company’s financial position and funding requirements. The Company will consider whether to commence a new rights offering once the outcome of the discussions with the third party is clear.

All subscription payments received by the subscription agent under the cancelled rights offering will be returned to OQI shareholders, without interest. Shareholders who have questions about the administration of the refunds of subscription payments can call Georgeson Inc., the information agent, at 1-888-613-9988.

About Oilsands Quest

Oilsands Quest Inc. (www.oilsandsquest.com) is exploring and developing oil sands permits and licences, located in Saskatchewan and Alberta, and developing Saskatchewan's first commercial oil sands discovery. It is leading the establishment of the province of Saskatchewan's emerging oil sands industry.

For more information:
Investor Relations
Email: ir@oilsandsquest.com
Investor Line: 1-877-718-8941

Forward-looking statements:

This news release includes certain statements that may be deemed to be “forward-looking statements.” All statements, other than statements of historical facts, that address activities, events or developments that OQI’s management expects, believes or anticipates will or may occur in the future are forward-looking statements. Such forward-looking statements include discussion of such matters as:

—	the Company’s plans to raise additional capital;
—	implementation of the Company’s business plan;
—	the amount and nature of development and exploration expenditures;
—	the timing of exploration and development activities;
—	potential reservoir recovery optimization processes;
—	business strategies and development of the Company’s business plan and drilling programs; and
—
the Company’s ability to maintain sufficient cash to accomplish its business objectives, including its ability to finalize and consummate the potential transaction with the third party and its ability to continue as a going concern.

Forward-looking statements are statements other than relating to historical fact and are frequently characterized by words such as “plan”, “expect”, “project”, “intend”, “believe”, “anticipate”, “estimate”, “potential”, “prospective” and other similar words or statements that certain events or conditions “may” “will” or “could” occur. Forward-looking statements such as references to Oilsands Quest’s drilling program, geophysical programs, reservoir field testing and analysis program, preliminary engineering and economic assessment program for a first commercial project, and the timing of such programs are based on the opinions and estimates of management at the date the statements are made, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ

CUSIP# 678046 10 3 NYSE Amex: BQI

materially from those anticipated in the forward-looking statements, which include but are not limited to the ability to raise additional capital, risks associated with the Company’s ability to implement its business plan, risks inherent in the oil sands industry, regulatory and economic risks, land tenure risks, lack of infrastructure in the region in which the company’s resources are located, risks associated with the Company’s ability to implement its business plan and those factors listed under the caption “Risk Factors” in the Company’s 10K/A, filed with the Securities and Exchange Commission (the “SEC”) on July 8, 2011 and the prospectus supplement filed with the SEC on July 20, 2011. The Company undertakes no obligation to update forward-looking information if circumstances or management’s estimates or opinions should change, except as required by law. The reader is cautioned not to place undue reliance on forward-looking statements.